EXHIBIT 10.B.2
AMENDMENT NO. 2 TO THE
EL PASO ENERGY CORPORATION
STOCK OPTION PLAN FOR
NON-EMPLOYEE DIRECTORS
     Pursuant to Section 9.1 of the El Paso Energy Corporation Stock Option Plan for Non-Employee Directors, Amended and Restated effective as of January 20, 1999 (the “Plan”), the Plan is hereby amended as follows, effective February 7, 2001:
     WHEREAS, the Certificate of Incorporation of El Paso Energy Corporation, a Delaware corporation, was amended to change the name of the corporation to El Paso Corporation effective February 7, 2001.
     NOW THEREFORE, the name of the Plan is hereby changed to the “El Paso Corporation Stock Option Plan for Non-Employee Directors” and all references in the Plan to “El Paso Energy Corporation” or the “Company” shall mean “El Paso Corporation.”
     IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on this 7th day of February 2001.

EL PASO CORPORATION
By:	/s/ Joel Richards III
Joel Richards III
Executive Vice President Human Resources and Administration

Attest:

/s/ David L. Siddall

Corporate Secretary